New / improved small molecule drugs POZ Platform® December 2024 Non confidential Small Molecules Enabling Improvements of Multiple Drug Modalities Optimized targeting & reduced immunogenicity RNA Improved delivery of cancer-killing toxins ADCs

Forward Looking Statements NON CONFIDENTIAL 2 This presentation contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this presentation include, but are not limited to, statements about: the potential attributes and benefits of our product candidates; the format, timing and objectives of our product development activities and clinical trials; the timing and outcome of regulatory interactions, including whether activities meet the criteria to serve as registrational; the ability to compete with other companies currently marketing or engaged in the development of treatments for relevant indications; the size and growth potential of the markets for product candidates and ability to serve those markets; the rate and degree of market acceptance of product candidates, if approved; and the sufficiency of our cash resources. We cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties, including, among others: clinical trial results may not be favorable; uncertainties inherent in the product development process (including with respect to the timing of results and whether such results will be predictive of future results); the impact of COVID-19, the post-COVID environment and other factors on the timing, progress and results of clinical trials; our ability to recruit and enroll suitable patients in our clinical trials, including the effectiveness of mitigation measures; whether and when, if at all, our product candidates will receive approval from the FDA or other regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; uncertainties regarding intellectual property protection; and other risks identified in our SEC filings, including those under the heading “Risk Factors” in our Annual Report on Form 10-K for the year December 31, 2023, and our Current Report on Form 8-K that was filed with the SEC on April 1, 2024. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward- looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

Serina Therapeutics Proven record of drug development and commercialization NON CONFIDENTIAL 3 • Founders pioneered PEGylation at Shearwater Polymers; $150B in cumulative sales across 32 FDA-approved PEGylated drugs • Serina is focused on developing the gold standard therapeutic polymer platform for small molecules, RNA and ADCs • Lead program SER-252 will enter the clinic in 2025 as a de-risked novel treatment for advanced Parkinson’s disease • Partnered with Pfizer in the RNA vaccine fields • Key investor led fundings at Biohaven and Medivation with combined exit value of $25B

Presentation Overview NON CONFIDENTIAL 4 Benefits of POZ Platform1 SER-252 (POZ-Apomorphine) – Potential best-in-class treatment for Advanced Parkinson’s Disease 2 RNA – Broad partnering opportunity across vaccines and therapeutics 3 Milestones and Summary4

POZ delivers multiple key improvements across multiple modalities NON CONFIDENTIAL 5 Does not elicit an immune response1POZ (poly 2-oxazoline) is engineered to address the limitations of other biocompatible polymers Enables greater drug loading2 Enables continuous delivery with controlled release3 Safe metabolism, clearance and accumulation profiles4 Cost-effective, safe synthesis and room temp stable5

SER-252 (POZ-Apomorphine) Continuous Dopaminergic Stimulation (CDS) with Best-in-class Potential for Treatment of Advanced Parkinson’s Disease 10M people in the world are currently living with Parkinson’s disease Every 9 mins A person is diagnosed with Parkinson’s disease in the US alone 50+ years With no major clinical advances – Levadopa standard of care since 1967

Lead Asset POZ apomorphine with Attractive Risk/Reward Profile Modest capital requirements to reach potentially highly accretive value inflection points NON CONFIDENTIAL 7 • Large unmet patient need – commercial market > $2.1B to $3.3B peak annual sales • Modest clinical risk – Apomorphine is a known active drug with US (rescue therapy) and EU (rescue and therapeutic infusion) approvals • Highly differentiated TPP enabled by POZ + partnership with Enable Injections • 2x per week dosing via SC injection • 10 – 20 mins on body (vs. continuously worn, e-pump driven infusion tubing set up) • With no troublesome skin reactions at local site administration • Phase1b trial in actual advanced PD patients provides early efficacy readout • Early readout on adverse skin reactions • Interim SAD readout 2H 2026 = key value infection point • 505(b)2 NDA potential – efficient / accelerated regulatory pathway potentially provides key pre-clinical value inflection point (visibility 3Q 2025)

NON CONFIDENTIAL 8 • Apomorphine is a strong pan-receptor dopamine agonist • Similar to levodopa in terms of efficacy, but not dependent on the patient having intact presynaptic machinery to convert levodopa to dopamine and may be more appropriate than levodopa for advanced patients • Approvals in the US are limited to rescue indications due to its short half life and serious adverse local administration site reactions POZ Enables Continuous Delivery of Apomorphine: • No need for electronic infusion pump • No adverse skin reactions POZ Apomorphine Optimizing the product potential of a clinically proven dopamine agonist

How Does POZ Accomplish Continuous Drug Delivery?



Drug
Cleavable Linker
Inert Pendent
Enzymatic Drug Release
POZ
N
COOH
Drug Concentration
Therapeutic Window
Time
Standard Drug Delivery (oral, SC, IM, IV)
POZ

- Drug is attached to multiple pendent groups via a cleavable linker
- A single plasma enzyme (butyrylcholinesterase) releases the active drug

- **Extends** delivery and administration interval
- **Optimizes** safety / efficacy profile
- **Precision** tuned release profile of drug via linker and drug load
- **POZ** - Designed for small molecules the way PEG was for biologics

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POZ Apomorphine: Addressing Skin Reaction Challenges NON CONFIDENTIAL 10 No adverse skin reactions in NHPs Supernus’ APO-go TOLEDO Study: 31% of 82 Patients had Moderate to Severe Local Site Issues POZ releases free apomorphine only in vascular circulation, not in the sub-q compartment PK studies testing eight doses of SER-252 at 15 mg/kg over the course of a month showed no skin reactions APO-go caused draining skin abscesses in all treated monkeys No skin reactions at any time point - biopsy of injection site revealed no inflammation SPN-830 (APO-go) SER-252 APO-go

Patient Journey Inevitably Leads to Inadequate Control

Alternatives for advanced patients limited to highly invasive options

Levadopa (+ Carbidopa) Remains the 1L Standard of Care

Adjunctive Therapy – Dopamine agonist, COMT / MAO-B inhibitors or adenosine A_{2A} receptor antagonist

Levodopa dose **adjustments** / long-acting formulations

POZ Apomorphine Market Entry

- **DBS -** Deep brain stimulation
- **Duopa**
- **Vyalev - Produodopa**
- **APO-go* -** Continuous apomorphine SC infusion

Primary Monotherapy
Levodopa (+ carbidopa)

Alternative Monotherapy
MAO-B Inhibitors / Dopamine Agonists



DRUG LEVEL
High
Low
Dyskinesia
ON Time
OFF Time

YEAR	1 - 2	2 - 3	3 - 6	6+
	Parkinson's Diagnosis	Impairment of Daily Functioning	Development of Motor Complications	Inadequate Control of Motor Fluctuations and Dyskinesia

Earlier Potential

* Only approved in EU, under regulatory review in US as SPN830

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Market Opportunity for Advanced Parkinson’s Therapies 1. Parkinson’s Foundation, accessed Mar 2024 2. Roche Pharma Day Epidemiological Data 2022 3. Various Analyst Reports from Oct 2019, Feb 2020, Dec 2023, Feb 2024 4. Based on Globe Life Sciences Primary Research NON CONFIDENTIAL 12 US Advanced PD prevalent patients 150,000 Inadequately controlled on orals, Advanced-therapy eligible 75,000 Advanced PD prevalent patients 210,000 Inadequately controlled on orals, Advanced-therapy eligible 105,000 180,000 Growing 1.5% per year EU + UK Major Market Patients Inadequately Controlled ~50% Not controlled

Emerging Products Have Significant QoL Limitations

All Rely on Electronic Infusion Devices That Must Be Worn Daily / Continuously


Bypasses the stomach
Delivered in the intestine, where levodopa is mostly absorbed

Duopa (Abbvie)

levodopa / carbidopa requires surgical placement of an intestinal port, patient wears a pump and 5 lb. gel pack

Duopa did $471M in 2023 sales (75% of which is ex US) despite an invasive product profile


ABBV-951

Vyalev (Abbvie)

foslevodopa / foscarbidopa designed to infuse the drugs via an electronic pump worn continuously 24 x 7

FDA approval October 2024
EU/UK approved in 2023

US WAC = $119K/year/patient



ND-0612 (Mitsubishi)

levodopa / carbidopa, like Abbvie's Vyalev, drugs infused via an electronic pump worn continuously 24 x 7

Phase 3 trial results published March 2024, analysts anticipate FDA approval 2025

1. Competitive Products Rely on Infusion Devices That Must Be Worn Daily / Continuously

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Analysts Project Large Market Emerging for CDS 1. Source: Evaluate Pharma, accessed Mar 2024 NON CONFIDENTIAL 14 Despite Highly Invasive Product Profiles 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2021A 2022A 2023A 2024E 2025E 2026E 2027E 2028E 2029E 2030E W o rl d w id e S a le s ($ m ) Global Actual and Forecast Sales of Infusion Treatments for Parkinson’s Disease SPN-830 (Supernus) Vyalev (Abbvie) Duopa / Duodopa (AbbVie) 1

POZ Apomorphine is Partnered with Enable Injections

Approved[1] 25mL enFuse® device fully enables SER-252's best-in-class product potential

Compact device with no tubing involved


enFuse



No need for healthcare provider to administer

- Vial of SER-252 is pushed on to the port
- Automatically transfers solution and loads the device in less than one minute
- Push button starts injection and pops up when injection is complete – no programming required
- The needle is never seen

Highly Differentiated TPP: Wearable on-body 2x per week for 10 to 20 minutes - versus invasive, continuously worn electronic pump / tubing set

1. Approved in the United States in combination with a specific drug, for more information: https://enableinjections.com/our-products

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POZ Apomorphine has Blockbuster Potential 1. Globe Life Sciences Primary Research NON CONFIDENTIAL 16 $2.1B to $3.3B Peak Sales Opportunity (US / EU / UK) Sa le s $ (M ) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 US / EU / UK SER-252 Total Sales Upside Case US / EU / UK SER-252 Total Sales Base Case 59,299 Patients 37,753 Patients US pricing based on Vyalev WAC of $119K/patient/year discounted 25%

2025 2026 2027 2028 H1 H2 H1 H2 H1 H2 H1 H2 H1 SER-252 Development Plan NON CONFIDENTIAL 17 IND Studies Pre-IND Meeting Phase 2b in Advanced PD PatientsPhase 1b in Advanced PD Patients Interim Data Final Data • Design: Single Ascending Dose / Multiple Ascending Dose • Primary Endpoint: o Safety and tolerability No skin irritations, no worsening of symptoms • Key Secondary Endpoints: o PK for steady-state plasma levels that are within apomorphine therapeutic window (similar to APO-go) o Potential lowering of daily doses of L-DOPA in MAD • Design: randomized vs placebo • Primary endpoint: o Statistically significant increase from baseline in daily “ON” time without dyskinesia, and decrease in daily “OFF” time • Key Secondary Endpoints: o Confirm steady-state PK o Down titration of daily oral meds as dose of SER-252 is increased Established endpoints and well-defined regulatory pathway to approval

RNA Broad Partnering Opportunity Across Vaccines & Therapeutics First License Deal Executed Q4 2023 (Pfizer)

POZ enables RNA products with greatly reduced reactogenicity NON CONFIDENTIAL 19 Ionizable lipid Cholesterol mRNA Phospholipid POZ-lipid • Collaborations with pharma partners to develop LNPs that replace PEG-LNPs with POZ-LNPs. • COVID-19 RNA vaccines - substantial population exhibited anti-PEG antibodies linked to unwanted reactogenicity and subsequent reduced uptake. Ionizable lipid Cholesterol mRNA Phospholipid PEG-lipid License with Pfizer executed 4Q 2023 • Non-exclusive / single target / in one field • Pharma and biotech companies seeking alternative to PEG for LNP/RNA delivery

High Reactogenicity likely due to anti-PEG antibodies NON CONFIDENTIAL 20 • Anaphylaxis to the mRNA vaccines appears to be due to basophil degranulation, likely the result of high titer IgG (possibly IgM) to the PEG in the formulation • Now recognized as an uncommon mechanism of anaphylaxis, first described clinically ~ 15 years ago • The high titers of IgM & IgG are associated with an increased incidence of reactogenicity (possibly other AEs) • The Serina LNP Laboratory has identified PEOZ-dma as a component for LNP formulations that is virtually identical in biophysical properties to the PEG-dma LNP (Pfizer/BioNTech formulation) – licensed v1.0 to Pfizer • PEOZ-dma LNPs fail to elicit an IgM or IgG immune response on repeat dosing in rats

Rapid Growth in LNP-delivered Drugs NON CONFIDENTIAL 21 0 46 63 258 435 642 326 773 1124 765 1178 1615 54 102 144 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2022 2023 2024 2022 2023 2024 2022 2023 2024 2022 2023 2024 2022 2023 2024 Circular RNA Guide RNA-Mediated Gene Editing Messenger RNA Oligonucleotide RNA-Targeted Small Molecules N u m b e r o f D ru g s RNA Therapeutic Landscape Approved Clinically Active Discontinued Not Active Preclinical

Milestones & Summary

Value-Driving Projected Milestones

Product Development / Data

- 2Q 2025 – IND filing with FDA
- 3Q 2025 – FDA allowance for Phase 1 trial of SER-252 in Advanced Parkinson's
- 3Q 2025 – Initiation of Phase 1 trial of SER-252 in Advanced Parkinson's Disease
- 1Q 2026 – Interim SER-252 Ph 1 readout (injection site reaction)
- 2Q 2026 – Interim SER-252 Ph 1 SAD clinical data readout
- 2Q 2027 – Final SER-252 Ph 1 SAD/MAD clinical data readout

Platform Development / Data

- H1 2025 – Preclinical data for POZ platform optimization of ADCs
- H1 2025 - v2.0 & v3.0 preclinical data for POZ platform improvement of RNA delivery

Partnerships

- 2025/26 – POZ platform partnerships in RNA and ADCs

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Summary

Lead IND candidate with \$2.1 billion - \$3.3 billion peak sales potential

- Modest clinical risk – proven molecule apomorphine
- Highly differentiated TPP enabled by POZ + partnership with Enable Injections
- Phase1b trial 2H2025 in advanced PD patients provides early efficacy readout
- 505(b)2 NDA potential regulatory pathway - capital efficient / accelerated timeline

Untapped opportunity to identify promising small molecules for 'POZylation'

Partnering opportunities in RNA delivery/targeting & ADC optimization

Preliminary cash position at year end 2024 of \$3.4 million

- Recent \$10 million funding provides runway through 1H 2025

Sale of UniverXome subsidiary 4Q 2024 eliminates all corporate debt

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Small Molecule Pipeline NON CONFIDENTIAL 25 Drug Candidate Indication Research Preclinical Phase 1 Phase 2 Phase 3 SER-252 (POZ-apomorphine) Advanced Parkinson’s SER-2xx (POZ-undisclosed) CNS SER-2xx (POZ-undisclosed) Cardiology IND-enabling studies Proof of concept Platform Partnering Programs Drug Candidate Indication Research Preclinical Phase 1 Phase 2 Phase 3 POZ-RNA RNA therapeutics POZ-ADCs Oncology R&D with partners Proof of concept Proof of concept